EXHIBIT 10.1



                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT is dated as of February 3, 2004 by and among ADVANCED VIRAL RESEARCH CORP., a Delaware corporation (the "Company"), and JAMES F. DICKE II and JAMES F. DICKE III (each of whom is hereinafter referred to as a "Purchaser" and all of whom are referred to as "Purchasers").

                                    RECITALS

         WHEREAS, the parties desire that, upon the terms contained herein, the Company shall issue and sell to Purchasers and Purchasers shall purchase from the Company, (i) 120,000,000 shares (the "Shares") of the Company's common stock, par value $0.00001 per share (the "Common Stock"); and (ii) warrants to purchase 15,000,000 shares of Common Stock (the "Warrants") in the form attached hereto as EXHIBIT A. For purposes of this Agreement, the term "Securities" shall mean the Shares, the Warrants, and the shares of Common Stock which may be purchased pursuant to the Warrants (the "Warrant Shares").

         WHEREAS, such investment will be made in reliance upon the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and the regulations promulgated thereunder, and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Schedule B (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws.

         NOW, THEREFORE, the parties hereto agree as follows:

1.       SALE AND PURCHASE OF THE SHARES AND WARRANTS; CLOSING

         1.1. SALE AND PURCHASE OF THE SHARES AND THE WARRANTS. Upon the terms hereof and in reliance on the representations and warranties contained herein, or made pursuant hereto, the Company will issue and sell to each Purchaser and each Purchaser agrees (on a several basis and not on a joint basis) to purchase from the Company that number of Shares on the closing dates specified in the table at Section 1.2 under Purchaser's name at a purchase price of $.10 per share. Each Purchaser shall be issued at the first closing specified in Section
1.2 the right to purchase one Warrant Share pursuant to the Warrant for each eight shares that Purchaser has agreed to purchase pursuant to this Agreement.

         1.2. AMOUNT OF SHARES AND CLOSING DATES. The closing of the purchase and sale of the Shares at an aggregate purchase price of $12,000,000 shall occur in the following amounts no later than 10:00 a.m. on the following closing dates (the "Closing Dates"):

             [The balance of this page is intentionally left blank.]


 Closing         Closing Date            James F. Dicke II          James F. Dicke III            Grand Total
 -------         ------------            -----------------          ------------------            -----------
                                          (Dollars/shares)           (Dollars/shares)          (Dollars/shares)
                                          ----------------           ----------------          ----------------
   1ST         February 5, 2004              $1,500,000                 $1,500,000                $3,000,000
                                           15,000,000 shs             15,000,000 shs            30,000,000 SHS
                                            Warrants for               Warrants for              WARRANTS FOR
                                           7,500,000 shs              7,500,000 shs             15,000,000 SHS

   2ND            May 5, 2004                $1,500,000                 $1,500,000                $3,000,000
                                           15,000,000 shs             15,000,000 shs            30,000,000 SHS

   3RD          August 4, 2004               $1,500,000                 $1,500,000                $3,000,000
                                           15,000,000 shs             15,000,000 shs            30,000,000 SHS

   4TH         November 3, 2004              $1,500,000                 $1,500,000                $3,000,000
                                           15,000,000 shs             15,000,000 shs            30,000,000 SHS
                                     ================================================================================
                     TOTAL                   $6,000,000                 $6,000,000                $12,000,000
                                           60,000,000 SHS             60,000,000 SHS            120,000,000 SHS
                                            WARRANTS FOR               WARRANTS FOR              WARRANTS FOR
                                           7,500,000 SHS              7,500,000 SHS             15,000,000 SHS


         1.3. CLOSING DELIVERIES.

                  (a) On the first Closing Date the Company shall deliver to each Purchaser (i) the number of Shares specified in the table at Section 1.2 as being purchased by the particular Purchaser at the first Closing against delivery by that Purchaser to the Company of a certified or official bank check for the purchase price of such shares as specified in the table at Section 1.2, payable to the order of the Company or wire transfer of immediately available funds in the same amount; and (ii) a Warrant registered in the particular Purchaser's name for that number of Warrant Shares specified under Purchaser's name in the table at Section 1.2.

                  (b) On each of the second, third and fourth Closing Dates, the Company shall deliver to each Purchaser the number of Shares specified in the table at Section 1.2 as being purchased by the particular Purchaser at the particular Closing against delivery by that Purchaser to the Company of a certified or official bank check for the purchase price of such shares as specified in the table at Section 1.2, payable to the order of the Company or wire transfer of immediately available funds in the same amount.

         1.4. LEGENDS. The certificate(s) representing the Shares and Warrants delivered to each Purchaser at Closing (and the shares issued upon exercise of the Warrants) shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any other legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN THE FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

2.       PURCHASER'S REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser, that:

         2.1. ACCREDITED INVESTOR. The Purchaser is an "Accredited Investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         2.2. CAPACITY TO ENTER INTO AGREEMENT. The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall constitute a valid and binding obligation, enforceable in accordance with its terms against the Purchaser, except (a) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and (b) as limited by equitable principles generally.

         2.3. INDEPENDENT INVESTIGATION. The Purchaser has had access to copies of the Company's press releases that were listed on the Company's website as being issued from August 13, 2002 through January 27, 2004 (the "Press Releases") and filings by the Company with the Securities and Exchange Commission (the "COMMISSION"), that were posted on the Commission's EDGAR system within the last two years as having been filed or submitted by the Company. In electing to purchase the Shares and the Warrants, each Purchaser has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by the Purchaser and its representatives, if any, and the Purchaser has not been given any oral or written representations or assurance from the Company or any representative of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

         2.4. NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Purchaser understands that no Federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in any of the Shares or the Warrants and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in any of the Shares or the Warrants.

         2.5. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Purchaser agrees not to make any disposition of all or any portion of the Shares or the Warrant unless and until
(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (b) the disposition is made pursuant to an available exemption from the registration requirements of the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder, and in the case of clause (b) the Purchaser shall have furnished the Company with such information as the Company may reasonably require (including, if reasonably requested an opinion of counsel, reasonably satisfactory to the Company), to confirm that such disposition will not violate any of the securities laws of the United States.

         2.6. INFORMATION PROVIDED. The Purchaser and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. The Purchaser understands that its investment involves a high degree of risk. The Purchaser is in a position to evaluate the merits and risks of this investment. The Purchaser has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

         2.7. RISKS; TAX AND ECONOMIC CONSIDERATIONS. The Purchaser recognizes that an investment in the Shares and the Warrants involves substantial risks, including loss of the entire amount of such investment. The Purchaser is familiar with and understands the terms regarding the offer and sale of the Shares and the Warrants. With respect to tax and other economic considerations involved in this investment, the Purchaser is not relying on the Company. The Purchaser has carefully considered and has, to the extent the Purchaser believes such discussion necessary, discussed with the Purchaser's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Shares and the Warrants, for the Purchaser's particular tax and financial situation and has determined that the investment being made by the Purchaser is a suitable investment for the Purchaser.

         2.8. NO ADVERTISEMENT, ETC. The Purchaser is not subscribing for the Shares and the Warrant as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting. The Purchaser understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Shares or the Warrants.

         2.9. ACQUISITION FOR INVESTMENT. The Purchaser is purchasing the Shares and the Warrants for its own account, and not with a view toward the public sale or distribution thereof, except as permitted under the Securities Act. The Purchaser has not offered nor sold any portion of the Shares or the Warrants nor does the Purchaser have any intention of dividing the Shares or the Warrants with others or of selling, distributing or otherwise disposing of any of the Shares or the Warrants either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Shares and the Warrants at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and in compliance with this Agreement.

         2.10. NOT AN AFFILIATE. The Purchaser is a separate Purchaser; except as set forth herein, Purchaser is not acting in concert with or as a group with any other person in connection with the purchase of the Shares or the Warrants. The Purchaser is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "AFFILIATE" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Purchaser nor its Affiliates has an open short position in the Common Stock.

         2.11. TRADING ACTIVITIES. The Purchaser's trading activities with respect to the Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the principal market on which the Common Stock is listed or traded. Neither the Purchaser nor its affiliates has an open short position in the Common Stock and, except as set forth below, the Purchaser shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or National Association of Securities Dealers rules on any hedging transactions with respect to the Common Stock.

         2.12. LEGAL REPRESENTATION. The Purchaser has had the opportunity to be represented in this transaction by counsel of its own choice and has been so advised by counsel for the Company.

         2.13. COMPANY RELIANCE. The Purchaser understands that the Shares and the Warrants are being offered and sold to the Purchaser by the Company in reliance upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein and in the documents contemplated in connection herewith in order to determine the eligibility of the Purchaser to acquire or receive an offer to acquire the Shares and the Warrants; and the information with respect to the Purchaser provided to the Company by the Purchaser is accurate and complete in all material respects.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each of the Purchasers as follows:

         3.1 ORGANIZATION AND EXISTENCE, ETC. The Company is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted; the Company has all requisite corporate power and authority to enter into this Agreement, to issue the Shares, the Warrants, and the Warrant Shares as contemplated herein and to carry out and perform its obligations under the terms and conditions of this Agreement. The Company does not own or lease any property or engage in any activity in any jurisdiction which might require qualification to do business as a foreign corporation in such jurisdiction and where the failure to so qualify would have a material adverse effect on the financial condition of the Company or subject the Company to a material liability. To the extent the Company has not qualified to do business in such jurisdictions, it has, as of the date hereof, prepared the necessary applications or documents to be filed with the appropriate authorities in such jurisdictions to obtain such qualifications.

         3.2 AUTHORIZATION. All corporate action on the part of the Company and the directors and stockholders of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the transactions contemplated herein, and for the authorization, issuance and delivery of the Shares, Warrant and the Warrant Shares has been taken. The Shares and Warrant Shares, when issued and sold in accordance with the terms hereof, will be validly issued, fully paid and non-assessable. The Company has reserved 135,000,000 shares of its authorized and unissued Common Stock for issuance in accordance with the terms of this Agreement and will keep such reservation in effect to the extent that the Company may be required to issue shares of Common Stock under this Agreement.

         3.3 BINDING OBLIGATIONS; NO MATERIAL ADVERSE CONTRACTS, ETC. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms. The execution, delivery and performance by the Company of this Agreement and compliance herewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of state or Federal law to which the Company is subject, the Certificate of Incorporation, as amended, or the By-laws, as amended, of the Company, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, or, result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. No stockholder of the Company has or will have any preemptive rights or rights of first refusal by reason of the issuance of the Shares, the Warrants or the Warrant Shares.

         3.4 OFFERING. Subject in part to the truth and accuracy of the representations made by the Purchaser herein and the Purchaser's compliance with its covenants set forth in this Agreement, the offer, sale and issuance of the Shares, the Warrant, and the Warrant Shares, in each case as contemplated by this Agreement, are not subject to the registration requirements of the Securities Act, and the Company, or anyone acting on its behalf, will not take any action hereafter that would cause such registration requirements to be applicable.

         3.5 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company was comprised solely of 1,000,000,000 shares of Common Stock, of which there were 559,633,459 shares outstanding on such date. Except for the obligations of the Company to issue Common Stock as described in the Company's most recent filings with the Commission and the transactions contemplated hereby, as of the date hereof there were no outstanding options, warrants, rights to subscribe for, puts, calls, rights of first refusal, agreements, or other commitments of any character whatsoever that could require the Company to issue additional shares of Common Stock.

         3.6 SEC REPORTS.

                  (a) The Company filed on December 30, 2003 with the Commission a Prospectus pursuant to Rule 424(b)(3) under the Securities Act relating to Registration Statement No. 333-107178 (the "Prospectus") and files reports and other information (together with the Prospectus, "SEC Reports") with the Commission pursuant to Section 13 and 15(d) of the Securities Act of 1934, as amended (the "Exchange Act"). All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act or the Securities, as the case may be. None of the SEC Reports contains, or will contain, as of the respective dates thereof, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. All financial statements contained in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period indicated ("GAAP"). Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

                  (b) No event has occurred since December 31, 2002 requiring the filing of an SEC Report that has not heretofore been filed.

                  (c) The SEC Reports and this Agreement taken together as a whole will not, as of each Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         3.7 EXCHANGE ACT REGISTRATION. The Company has not been and is not required to register the Common Stock under the Exchange Act and will not voluntarily register the Common Stock under the Exchange Act prior to March 31, 2005.

         3.8 DISCLOSURE. The information heretofore provided and to be provided pursuant to this Agreement, and each of the agreements, documents, certificates and writings previously delivered to the Purchaser or its representatives, do not and will not contain any untrue statement of material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements and writings contained herein and therein not false or misleading in light of the circumstances under which they were made. To the knowledge of the Company, there is no fact which materially adversely affects the business, prospects or condition (financial or otherwise) of the Company which has not been set forth herein or in the SEC Reports.

4.       SOLE CONDITION TO PURCHASER'S OBLIGATION TO CLOSE

         The obligation hereunder of each Purchaser to purchase Shares from the Company at each Closing Date is subject to the satisfaction, or waiver by the Purchaser, at or before each such Closing Date, of the following condition:

         The representations and warranties of the Company contained herein or made pursuant to this Agreement must be true and correct in all material respects as of the particular Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the particular Closing Date.

5.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY

         The obligation hereunder of the Company to issue and sell the Shares and the Warrant to the Purchaser at each Closing Date is subject to the satisfaction, or waiver by the Company, at or before each such Closing Date, of each of the conditions set forth below.

         5.1 REPRESENTATIONS. The representations made by the Purchaser in
Section 2 hereof shall be true and correct when made and shall be true and correct on each Closing Date.

         5.2 LEGAL INVESTMENT. At the time of each Closing Date, the offer, sale and purchase of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

         5.3 PAYMENT OF PURCHASE PRICE. At each Closing Date, the Company shall have received payment in full of the applicable portion of the Purchase Price.

6.       AFFIRMATIVE COVENANTS AND INDEMNIFICATION

         Each of the Purchasers (severally and not jointly) and the Company hereby covenant and agree as follows:

         6.1 FURTHER ASSURANCES. From time to time the Company shall execute and deliver to the Purchaser and the Purchaser shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement.

         6.2 REGISTRATION RIGHTS. The Company filed with the Commission on January 29, 2004 a Registration Statement on Form S-1 to register the offer and sale of certain shares of its Common Stock by certain selling stockholders (the "2004 Registration Statement"). The Company shall use its best efforts to amend on or before the date which is 30 days after the First Closing Date, the 2004 Registration Statement to register as part of the 2004 Registration Statement the Shares and the Warrant Shares for resale by the Purchasers. The Company shall thereafter use its best efforts to cause the 2004 Registration Statement as so amended to include the Shares and the Warrant Shares to be declared effective by the Commission. Nothing contained in this Section 6.2 is intended to limit the rights of Purchasers under the Registration Rights Agreement.

         6.3 INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold each Purchaser (and its officers, directors, employees and agents, and each person who controls any of them within the meaning of the Securities Act) harmless from and against any losses, claims, damages or liabilities to which the Purchaser (or any such other person) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement (as defined below) contained in or incorporated by reference in the 2004 Registration Statement or any other Registration Statement relating to the Shares (the "Registration Statement"), or arise out of any failure by the Company to fulfill any undertaking included in the

Registration Statement, and the Company will reimburse the Purchaser (or any such other person) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Purchaser or on the Purchaser's behalf, specifically for use in preparation of the Registration Statement, or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered prior to the pertinent sale or sales by the Purchaser of its Shares.

                  (b) Each of the Purchasers agrees (severally and solely with respect to itself and its purchase of Shares hereunder and its representations and warranties hereunder) to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any losses, claims, damages or liabilities to which the Company or any such officer, director or controlling person may become subject (under the Securities Act or otherwise), including, but not limited to, any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the Purchaser's representation and warranties hereunder, or any Untrue Statement contained in the Registration Statement on or after the effective date thereof if such Untrue Statement was made in reliance upon and in conformity with written information furnished by the Purchaser or on the Purchaser's behalf specifically for use in preparation of the Registration Statement; PROVIDED, HOWEVER, that in no event shall the Purchaser's indemnity exceed the gross proceeds received by the Purchaser from the sale of his Shares covered by the Registration Statement.

                  (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this section, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; PROVIDED FURTHER, HOWEVER, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

                  "Untrue Statement" means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.       MISCELLANEOUS

         7.1 GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York.

         7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive each of the Closings, for a period of four years from the date of the last Closing to occur pursuant to this Agreement..

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon and enforceable by and against, the successors, assigns, heirs, executors and administrators of the parties hereto.

         7.4 ENTIRE AGREEMENT. This Agreement (including the Schedules hereto) and the other documents delivered pursuant hereto and simultaneously herewith constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

         7.5 AMENDMENT. This Agreement may not be amended, discharged or terminated without the written consent of the parties hereto.

         7.6 NOTICES, ETC. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if delivered either personally or by a nationally recognized courier service marked for next business day delivery or sent in a sealed envelope by first class mail, postage prepaid and either registered or certified, addressed as follows:

         If to the Company:           Advanced Viral Research Corp.
                                      200 Corporate Boulevard South
                                      Yonkers, New York 10701
                                      Attn: Eli Wilner, Chief Executive Officer

         With a copy to:              Berman Rennert Vogel & Mandler, P.A.
                                      Bank of America Tower
                                      Suite 3500, 100 SE 2nd Street
                                      Miami, Florida 33131
                                      Attn.: Charles J. Rennert, Esq.

         If to James F. Dicke II:     20 South Washington Street
                                      New Bremen, Ohio 45869

         If to James F. Dicke III:    30 South Washington Street
                                      New Bremen, Ohio 45869

         With a copy to:              Thompson Hine LLP
                                      2000 Courthouse Plaza N.E.
                                      Dayton, Ohio 45402
                                      Attn: J. Michael Herr, Esq.


or to such other address with respect to any party hereto as such party may from time to time notify (as provided above) the other parties hereto. Any such notice, demand or communication shall be deemed to have been given (i) on the date of delivery, if delivered personally, (ii) one business day after delivery to a



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

nationally recognized overnight courier service, if marked for next day delivery or (iii) five business days after the date of mailing, if mailed.

         7.7 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Securities upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence, therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. Except as otherwise provided herein, all remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         7.8 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.9 BROKERS; PLACEMENT FEE. Each of the Purchasers (severally and not jointly) hereby represents and warrants to the Company that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement. The Purchaser agrees to indemnify and to hold the Company harmless of and from any liability for commission or compensation in the nature of an agent's or broker's fee to any broker, person or firm claiming to have been retained by or on behalf of the Purchaser to act as a finder or broker in connection with this transaction and the costs and expenses of defending against such liability or asserted liability.

         7.10 EXPENSES. The Company agrees to pay for reasonable legal expenses of each of the Purchasers incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement. In addition to the remedies available to Purchaser hereunder, the Company agrees to reimburse each of the Purchaser for any and all expenses, including reasonable legal expenses, incurred as a result of any breach by the Company of any representation, warranty or covenant contained herein.

         7.11 LITIGATION. The parties each hereby waive trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Agreement or by reason of any other cause or dispute whatsoever between them. The parties hereto agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company and such holders, pertaining directly or indirectly to this Agreement or to any matter arising there from. The parties each expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts provided that such consent shall not be deemed to be a waiver of personal service of the summons and complaint, or other process or papers issued therein. The choice of forum set forth in this Section shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce same in any appropriate jurisdiction. The parties each waive any objection based upon forum non conveniens and any objection to venue of any action instituted hereunder.

         7.12 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A party's execution of this Agreement (as well as any other document relating to the transactions contemplated by this Agreement) may be evidenced by, and a party's delivery of this Agreement (as well as any such other document) may be effected by, facsimile transmission.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                       ADVANCED VIRAL RESEARCH CORP.


                                       By: /s/ ELI WILNER
                                           -------------------------------------
                                       Name: Eli Wilner
                                       Title:  Chief Executive Officer


                                       PURCHASERS:


                                       /s/ JAMES F. DICKE II
                                       -----------------------------------------
                                       James F. Dicke II


                                       /s/ JAMES F. DICKE III
                                       -----------------------------------------
                                       James F. Dicke III






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